UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

09/21/05

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington	0-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street Tacoma, WA	98402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01 Regulation FD Disclosure

On September 15, 2005 Columbia Banking System, Inc. announced that it will participate in the RBC Capital Markets 2005 Financial Institutions Conference to be held in Martha’s Vineyard, Massachusetts on Wednesday, September 21, 2005. The Financial Institutions Conference will be accessible on demand through the RBC Capital Markets web site. Slides of the presentation will also be accessible through the website and are attached as an exhibit to this Form 8-K.

A copy of the press release and the slide presentation are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein in their entirety by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements. – not applicable

(b)	Pro forma financial information. – not applicable

(c)	Shell company transactions – not applicable

(d)	The following exhibits are being furnished herewith:

99.1	Press Release dated September 15, 2005 announcing Columbia Banking System, Inc.’s participation in the conference.

99.2	Copy of the slide show presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date: September 21, 2005	/s/ Melanie J. Dressel
Melanie J. Dressel
President and Chief Executive Officer